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                                                                Exhibit 10.3


                                                                  [01/15/99]


                             AMENDMENT NO. 3 TO
             AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         AMENDMENT dated as of January 15, 1999 by and among Lodestar Energy, Inc., a Delaware corporation ("Borrower"), Lodestar Holdings, Inc., a Delaware corporation ("Guarantor"), the financial institutions from time to time parties to the Loan Agreement (as hereinafter defined) as lenders (individually, a "Lender" and collectively, the "Lenders"), Congress Financial Corporation, a Delaware corporation, in its capacity as administrative agent and collateral agent for the Lenders (in such capacity, the "Agent") and The CIT Group/Business Credit, Inc., a New York corporation, in its capacity as co-agent for Lenders (in such capacity, the "Co-Agent").


                             W I T N E S S E T H

         WHEREAS, Agent, Co-Agent, Lenders, Borrower and Guarantor have entered into financing arrangements pursuant to which Lenders, or Agent on behalf of Lenders, have made and may make loans and advances and provide other financial accommodations to Borrower as set forth in the Amended and Restated Loan and Security Agreement, dated May 15, 1998, by and among Agent, Co-Agent, Lenders, Borrower and Guarantor (as amended by this Amendment and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the "Financing Agreements");

         WHEREAS, Borrower has entered into agreements to purchase certain mineral leases and other assets from the Colonial Companies (as hereinafter defined), the McDonalds (as hereinafter defined) and Empire Kentucky Land, Inc., a Kentucky corporation as set forth in the Colonial Purchase Agreements (as hereinafter defined);

         WHEREAS, in connection with such transactions, Borrower has requested that Agent and Lenders agree to certain amendments to the Loan Agreement and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.   DEFINITIONS.

         1.1 ADDITIONAL DEFINITIONS. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation of, each of the following definitions:

              (a) "AMENDMENT NO. 3" shall mean this Amendment No. 3 to the Amended and Restated Loan and Security Agreement by and among Borrower, Guarantor, Agent, Co-Agent and Lenders.

              (b) "COLONIAL ASSET PURCHASE AGREEMENT" shall mean the Asset Purchase Agreement, dated of even date herewith, among the Colonial Companies and Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

              (c) "COAL INVENTORY" shall mean all coal inventory located on or about the Colonial Real Property.

              (d) "COLONIAL COMPANIES" shall mean, collectively, each of the following (and their respective successors and assigns): (i) Colonial Coal Company, Inc., a Kentucky corporation, (ii) P.B. Coal Company, Inc., a


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Kentucky corporation, (iii) Tau Coal Company, Inc., a Kentucky corporation,
(iv) Limited Corporation, a Kentucky corporation, and (v) Zephyer Coal Company, Inc., a Kentucky corporation.

              (e) "COLONIAL ASSETS" shall mean all of the assets and properties acquired, leased or subleased by Borrower from the Colonial Companies pursuant to the Colonial Purchase Agreements, including, but not limited to, the Surface Easements, Surface Leases, Surface Property, Coal Leases, Real Property, Permits, Tangible Assets, Coal Inventory, Assigned Contracts and Records as each such term is defined in the Colonial Asset Purchase Agreement (as in effect on the date hereof).

              (f) "COLONIAL COLLATERAL" shall mean the equipment, fixtures, supplies and parts as described on Exhibit A hereto, provided, that the term "Colonial Collateral" shall not include any Coal Inventory or other Inventory or any Accounts.

              (g) "COLONIAL PURCHASE AGREEMENTS" shall mean, individually and collectively, the Colonial Asset Purchase Agreement, the Colonial Sublease, Noncompetition Agreement, together with bills of sale, quitclaim deeds, assignment and assumption agreements, lease, sublease and such other instruments of transfer or lease as are referred to therein and all side letters with respect thereto, and all agreements, documents and instruments executed and/or delivered in connection therewith, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced; provided, that, the term "Colonial Purchase Agreements" as such term is defined herein shall not include any of the "Financing Agreements" as such term is defined herein.

              (h) "COLONIAL REAL PROPERTY" shall mean the Real Property described on Exhibit B hereto.

              (i) "COLONIAL SUBLEASE" shall mean the Sublease and Lease Agreement, dated of even date herewith, by and among Colonial and Limited Corporation, as sublessors, and Borrower, as sublessee, as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated and replaced.

         (j) "DEFERRED COLONIAL PAYMENT" shall mean the maximum sum of $9,500,000 to be paid by Borrower to the Colonial Companies in accordance with Section 1.3(c) of the Colonial Asset Purchase Agreement as in effect on the date hereof.

          (k) "MCDONALDS" shall mean, collectively, B.W. McDonald, Greg McDonald, Tim McDonald and Empire Kentucky Land, Inc., a Kentucky corporation.

          (l) "NONCOMPETITION AGREEMENT" shall mean the Noncompetition and Nondisclosure Agreement, dated of even date herewith, by and among each of the McDonalds and Borrower, as the same exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     1.2 INTERPRETATION. For purposes of this Amendment, all terms used herein, including but not limited to, those terms used and/or defined in the recitals hereto shall have the respective meanings assigned thereto in the Loan Agreement.

     2. CONSENTS. Subject to the terms and conditions contained herein, Agent and Lenders hereby consent to the following: (a) the purchase by Borrower of the Colonial Assets pursuant to the Colonial Purchase Agreements as in effect on the date hereof: (b) the Indebtedness of Borrower to the Colonial Companies in respect of the Deferred Colonial Payment; (c) the grant of a security interest in and lien upon the Colonial Collateral by Borrower to Colonial to secure up to $3,000,000 of the Deferred Colonial Payment;
(d) the payment by Borrower to the Colonial Companies of $15,500,000 to the extent such payment constitutes a Capital Expenditure shall not be included in the amount of Capital Expenditures which Borrower is otherwise permitted to make in its fiscal year ending October 31, 1999 pursuant to Section 7.11 of the Loan Agreement; (e) the Colonial Sublease as in effect on the date hereof; and (f) the Noncompetition Agreement as in effect on the date hereof; provided THAT, each of the foregoing shall have occurred by no later than January 29, 1999.

     3. AMENDMENTS.


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         3.1  INDEBTEDNESS. Section 7.3 of the Loan Agreement is hereby amended by adding a new Section 7.3(r) as follows:

              "(r) Indebtedness of Borrower to the Colonial Companies arising pursuant to the Colonial Purchase Agreements as in effect on the date of Amendment No. 3 or as otherwise permitted herein or consented to in writing by Agent and Lenders; PROVIDED, THAT,
         (i) such Indebtedness is and shall only be secured by the security interests in and liens upon the assets of Borrower permitted under
         Section 7.4(h) hereof, (ii) the terms and conditions of such Indebtedness shall be acceptable in all respects to Agent,
         (iii) such Indebtedness shall not exceed $9,500,000 (less the aggregate amount of all repayments in respect thereof),
         (iv) Borrower shall not, directly or indirectly, make any payments in respect of such Indebtedness, including, but not limited to, any prepayments or other non-mandatory payment; except that Borrower may make: (A) regularly scheduled monthly payments and semi-annual minimum payments in respect of the Deferred Colonial Payment, in accordance with Section 1.3(c) of the Colonial Asset Purchase Agreement as in effect on the date of Amendment No. 3 or as otherwise permitted herein or consented to in writing by Agent and Lenders so long as the aggregate amount of all such payments shall not exceed $9,500,000 and (B) the prepayment permitted by Section 1.3(c) of the Colonial Asset Purchase Agreement; provided, THAT, with respect to payments permitted under clauses (A) and (B) hereof, as of the date of each such payment and after giving effect thereto, no Event of Default or act, condition or event which with notice or passage or time or both would constitute an Event of Default shall exist or have occurred and be continuing, (v) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change any terms of such Indebtedness or any of the provisions of any agreement, document or instrument to the extent such provision governs or affects the Indebtedness as in effect on the date of Amendment No. 3 or as otherwise permitted herein or consented to in writing by Agent and Lenders; EXCEPT, THAT, Borrower may, after prior written notice to Agent, amend the Colonial Asset Purchase Agreement so as to extend the maturity of any Deferred Colonial Payment or defer the timing of any payments in respect thereof, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and
         (vi) Borrower shall furnish to Agent all notices or demands in connection with such Indebtedness either received by Borrower or on its behalf, promptly after the receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be."

         3.2 LIMITATION ON LIENS. Section 7.4 of the Loan Agreement is hereby amended to add a new Section 7.4(h) as follows:

              "(h) the security interests in and liens upon the Colonial Collateral in favor of Colonial to secure the Indebtedness of Borrower to the Colonial Companies permitted under Section 7.3(r) hereof, provided, THAT: (i) Borrower shall not directly or indirectly amend, modify, alter or change any terms of such security interests and liens in favor of Colonial; (ii) the Colonial Collateral shall not include the Coal Inventory or any other Inventory or any Accounts; (iii) the aggregate amount of all Indebtedness secured by such liens or security interests shall not exceed $3,000,000 in respect of the Deferred Colonial Payment (less the aggregate amount of all repayments or repurchases); (iv) Borrower shall provide written notice to Agent within five (5) days of the payment by Borrower to the Colonial Companies of $3,000,000 in respect of the Deferred Colonial Payment; and (v) within sixty (60) days of the notice required by subsection
         (iv) hereof, Agent and Lenders shall have received evidence of the termination of the security interests and liens of Colonial in the Colonial Collateral."

         3.3 LOANS, INVESTMENTS, GUARANTEES. Section 7.5 of the Loan Agreement is hereby amended to add a new Section 7.5(o) as follows:

              "(o) the purchase by Borrower of the Colonial Assets pursuant to the Colonial Purchase Agreements (as in effect on the date of Amendment No. 3)."

         3.4 CAPITAL EXPENDITURES. Section 7.11 of the Loan Agreement is hereby amended to add a new Section

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7.11(c) as follows:

              "and (c) such limitation shall not apply to the Capital Expenditures by Borrower of up to $15,500,000, paid to the Colonial Companies for the purchase price pursuant to the Colonial Purchase Agreements as in effect on the date of Amendment No. 3."

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lenders and Agent pursuant to the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lenders and Agent as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

         4.1  ACQUISITION OF COLONIAL ASSETS.

              (a) The Colonial Purchase Agreements and the transactions contemplated thereunder have been duly executed, delivered and performed in accordance with their terms by the respective parties thereto in all respects, including the fulfillment (not merely the waiver, except as have been disclosed to Agent and Lenders and consented to in writing by Agent and except as to those listed on Exhibit C hereto) of all conditions precedent set forth therein. After giving effect to the Colonial Purchase Agreements, Borrower has acquired good and marketable title or a valid leasehold interest to the Colonial Assets. All amounts paid by Borrower pursuant to the Colonial Purchase Agreements have been paid with the existing cash balances of Borrower and the proceeds of the Loans.

              (b) All of the Colonial Assets (other than intangible property) to be acquired, leased or subleased by Borrower pursuant to the Colonial Purchase Agreements are on premises being acquired, leased or subleased by Borrower from the Colonial Companies, and the Colonial Assets are free and clear of all liens, claims, encumbrances and security interests other than
(i) the liens and security interests of Colonial in the Colonial Collateral permitted under the Loan Agreement (as amended hereby) and (ii) any tax, mechanics, materialmen and landlord statutory liens otherwise permitted under the Loan Agreement. The foregoing shall not be construed to apply to the ownership or leasehold interests of the Colonial Companies in real property being leased or subleased by the Colonial Companies to Borrower.

              (c) All actions and proceedings required by the Colonial Purchase Agreements, applicable law or regulation have been taken and the transactions contemplated thereunder have been duly and validly consummated. Except as listed on Exhibit C hereto, Borrower has received all necessary consents and approvals of third parties to the transactions contemplated by the Colonial Purchase Agreements.

              (d) No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the Colonial Purchase Agreements and no governmental or other action or proceeding has been threatened or commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Colonial Purchase Agreements.

              (e) Borrower has delivered, or caused to be delivered, to Agent true, correct and complete copies of the Colonial Purchase Agreements.

         4.2 NO DEFAULT. No Event of Default exists on the date of Amendment No. 3 (after giving effect to the amendment to the Loan Agreement made by the provisions of Amendment No. 3).

         4.3 CORPORATE POWER AND AUTHORITY. This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         4.4  ADDITIONAL ITEMS TO BE DELIVERED.

              (a) Borrower hereby agrees that, in addition to all other terms, conditions and provisions set


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forth in the Financing Agreements, Borrower shall use its best efforts
(without the payment of money) to deliver Collateral Access Agreements with respect to any of the premises of Borrower acquired, leased or subleased pursuant to the Colonial Purchase Agreements, in each case, duly executed and delivered by the owner, lessor or sublessor of such premises other than the Colonial Companies.

         (b) Borrower hereby agrees that, in addition to all other terms, conditions of the Financing Agreements, on or before February 26, 1999, deliver to Agent UCC-3 termination statements for each of the UCC-1 financing statements, filed of record, by and between each of the parties set forth on Exhibit D, as secured party, and the Colonial Companies, as debtor, duly authorized, executed and delivered by such secured parties.

         5. CONDITIONS PRECEDENT. The effectiveness of the consents, waivers and other terms and conditions contained herein shall be subject to the receipt by Agent of each of the following, in form and substance satisfactory to Agent:

         5.1 evidence that the Colonial Purchase Agreements have been duly executed and delivered by and to the appropriate parties thereto and the transactions contemplated under the terms of the Colonial Purchase Agreements have been consummated prior to or contemporaneously with the execution of this Amendment;

         5.2 Collateral Access Agreements with respect to any of the premises of Borrower acquired, leased or subleased pursuant to the Colonial Purchase Agreements, by Borrower from any of the Colonial Companies, in each case, duly executed and delivered by the Colonial Companies as the owner and lessor of such premises;

         5.3 the opinion letters of counsel to Borrower with respect to the Colonial Purchase Agreements, upon which Agent and Lenders are permitted to rely, and such other matters as Agent and/or Lenders may request;

         5.4 evidence that the liens and security interest of the parties listed on Exhibit D hereto have been terminated; and

         5.5 an original of this Amendment, duly authorized, executed and delivered by Borrower.

         6. ADDITIONAL EVENTS OF DEFAULT. The parties hereto acknowledge, confirm and agree that the failure of Borrower to comply with the covenants, conditions and agreements contained herein shall constitute an Event of Default under the Financing Agreements (subject to the applicable cure period, if any, with respect thereto provided for in the Loan Agreement as in effect on the date hereof).

         7. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, no other waivers, changes or modifications to the Financing Agreements are intended or implied, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of effective date hereof. Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by Borrower or to entitle Borrower to any other consent. The Loan Agreement and this Amendment shall be read and construed as one agreement. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

         8. FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment.

         9. GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

         10. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto.


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                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                          [SIGNATURE PAGE TO FOLLOW]


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the date and year first above written.


                                           Very truly yours,

                                           LODESTAR ENERGY, INC.

                                           By:/s/ M.E. Donohue
                                              --------------------------------
                                           Title: Vice - President
                                                 -----------------------------


                                           LODESTAR HOLDINGS, INC.

                                           By:/s/ M.E. Donohue
                                              --------------------------------
                                           Title: Vice - President
                                                 -----------------------------


AGENT:

CONGRESS FINANCIAL CORPORATION, for
itself and as Agent

By:/s/ Lawrence S. Forte
   --------------------------------
Title: First Vice President
      -----------------------------


CO-AGENT:

THE CIT GROUP/BUSINESS CREDIT, INC., for itself and as Co-Agent

By:/s/ Christopher Hill
   --------------------------------
Title: Assistant Vice President
      -----------------------------